SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 10, 2005

PHYSIOMETRIX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-27956	77-0248588
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

FIVE BILLERICA PARK
101 BILLERICA AVENUE
N. BILLERICA, MA 01862
(Address of Principal Executive Offices) (Zip Code)

(978) 670-2422
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01 Entry into Material Definitive Contract

Item 9.01 Financial Statements and Exhibits

Signature

Exhibit Index

ITEM 1.01 Entry into a Material Definitive Contract

 On May 5, 2005 Physiometrix, Inc. signed an Amendment D to the Strategic Alliance and Distribution Agreement dated May 31, 2000 between Physiometrix, Inc. and Baxter Healthcare Corporation. The amendment includes definitive dates for sales of the PSA 4000 product line by Baxter, revised termination provisions, revised product pricing and repurchase provisions that Physiometrix may exercise in the event that Physiometrix desires to sell the PSA 4000 product line directly to customers and end Baxter’s distribution of the PSA 4000 product line.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Item No.	Description

10.19	Amendment D to the Strategic Alliance and Distribution Agreement dated May 31, 2000 between Physiometrix, Inc. and Baxter Healthcare Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PHYSIOMETRIX, INC.

	By:	/s/ Daniel W. Muehl
Daniel W. Muehl
Vice President and
Chief Financial Officer

Date: May 10, 2005

Exhibit Index

Item No.	Description

10.19	Amendment D to the Strategic Alliance and Distribution Agreement dated May 31, 2000 between Physiometrix, Inc. and Baxter Healthcare Corporation.